Exhibit 10(a)

                       SECOND AMENDMENT AND RESTATEMENT OF
                       KIDDIE ACADEMY INTERNATIONAL, INC.
                        1995 INCENTIVE COMPENSATION PLAN

                                    PREAMBLE
                  On September 18, 1995, the Board of Directors (the "Board") of Kiddie Academy International, Inc. (the "Company") adopted the Kiddie Academy International, Inc. 1995 Incentive Compensation Plan (the "Plan"). In September, 1996, the Board amended and restated the Plan in its entirety. Pursuant to resolutions duly adopted by the Board, the Plan has been fully amended and restated a second time and is embodied in this document.
         1.       Purpose
                  The purpose of this Plan is to encourage and enable selected management, other key employees, directors and consultants of the Company and its Affiliates (as hereinafter defined) to acquire a proprietary interest in the Company through the ownership of common stock of the Company. Such ownership will provide such individuals with a more direct stake in the future welfare of the Company and encourage them to remain with the Company or an Affiliate of the Company. It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Company or an Affiliate of the Company. Pursuant to the Plan, such employees will be offered the opportunity to acquire such common stock through the grant of Incentive Stock Options, "non-qualified" stock options and stock awards. All options shall be separately designated as Incentive Stock Options or "non-qualified" stock options at the time of the grant.


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                  As used herein,  the term "Affiliate" shall mean any parent or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code").
         2.       Administration of the Plan
                  The Plan shall be administered by the Board of Directors of the Company (the "Board) or by a stock option committee, which may also be the compensation committee (the "Committee"), appointed from time to time by the Board, which Committee shall consist of not less than two members of the Board and all of the members of which Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 as from time to time in effect under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and "Outside Directors" within the meaning of Section 162(m) of the Code.
                  The Board or Committee may adopt such rules and regulations, as it deems necessary, desirable or appropriate, for the administration of the Plan. The interpretation and decision with regard to any question arising under the Plan made by the Board or Committee shall be final and conclusive on all employees, directors and consultants of the Company or an Affiliate of the Company participating or eligible to participate in the Plan. The Board or Committee shall determine, among other things, the individuals to whom, and the time or times at which, grants shall be made, the number of options or shares of stock to be included in the grants, whether options granted shall be Incentive Stock Options or non-qualified stock options, the option price, and all other

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terms and  conditions  of any such grant  (which terms and  conditions  shall be consistent with the provisions of the Plan).
         3.       Shares of Stock Subject to the Plan
                  The number of shares available for stock awards, or which may be issued or transferred pursuant to the exercise of options granted under the Plan, shall not exceed 300,000 shares of the common stock, par value $.01 per share, of the Company (the "Common Stock"). Such shares may be authorized and unissued shares or previously issued shares acquired or to be acquired by the Company and held in treasury. Any shares subject to an option which for any reason expires or is terminated unexercised as to such shares may again be subject to a stock award or option under the Plan.
                  The maximum number of shares of Common Stock which may be awarded or for which options may be granted under the Plan during any one calendar year to any one individual shall be limited to 250,000. For purposes of applying this limitation, if an award or option is terminated, surrendered or canceled, the shares or underlying shares in the case of an option shall continue to be counted against the maximum number of shares that may be awarded or for which options may be granted during any one calendar year to any one individual.
         4.       Eligibility
                  Stock awards and options may be granted only to management, other key employees who are employed by the Company and its Affiliates, directors of the Company or any of its Affiliates and consultants engaged by the Company or any of its Affiliates. Incentive Stock Options may be granted only to management and other key employees who are employed by the Company and its Affiliates. A director or officer

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shall in no event be eligible to receive stock awards or options  under the Plan unless at the time discretion is exercised in the selection of such person as a person to whom stock may be awarded or options may be granted, or in the determination of the number of shares which may be covered by any such award or option, (i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Non-Employee Directors and such discretion is exercised by such Committee, or (ii) the grant of such stock award or option otherwise complies with the requirements of Rule 16b-3.
         5.       Granting of Stock Awards
                  The Board or the Committee may grant stock awards under the Plan in Common Stock or denominated in units of Common Stock. Such awards may be granted either alone, in addition to, or in tandem with any other type of award granted under the Plan. The Board or the Committee, in its discretion, may make such awards either noncontingent or contingent upon attainment of certain performance objectives to be achieved during a period of time, or upon continued service with the Company. The measure of whether and to what degree such objectives have been attained and the resulting awards will be determined by the Board or the Committee in its discretion. The Board or the Committee may choose, at the time of the grant of the award, or any time thereafter up to the time of payment of the award, to include as part of such award an entitlement to receive dividends or dividend equivalents, subject to such terms as the Board or the Committee may establish. All dividends or dividend equivalents which are not paid currently may, at the Board's or the Committee's discretion, accrue interest and be paid to the participant if and when and to the extent that such award is paid. The grant

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of any such stock  awards  shall be evidenced by stock award agreements in such form, not inconsistent with this Plan, as the Board or the Committee shall approve from time to time.

         6.       Terms and Conditions of Options
                  No option pursuant to this Plan shall be exercisable after the expiration of 10 years from the date it was granted. The date of the grant of any option shall be the date on which the Board or the Committee, as the case may be, authorizes the grant of such option. Options shall be evidenced by stock option agreements in such form, not inconsistent with this Plan, as the Board or the Committee shall approve from time to time, which agreements need not be identical and shall contain in substance the following terms and conditions:
                  (a) Option Price. The purchase under each Incentive Stock Option shall be 100% of the fair market value of the Common Stock at the time the option is granted but in no case less than the par value of such Common Stock. In the case of an Incentive Stock Option granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company or any of its Affiliates, actually or constructively under Section 424(d) of the Code (a "10% Stockholder"), the option price shall not be less than 110% of the fair market value of the Common Stock subject to the option at the time of its grant and the option shall not be exercisable after the expiration of five years from the date of grant. The fair market value of the Common Stock on such date shall be determined in a manner consistent with the requirements of the Code. The purchase price under each non-qualified stock option shall be specified by the Board or the Committee but in no case shall be less than the par value of the Common Stock subject to the non-qualified stock option.


                  (b) Medium and Time of Payment. The vested portion of an option may be exercised, in whole or in part, by delivering written notice to the Board or Committee in such form as the Board or Committee may require from time to time. Such notice shall specify the number of shares of Common Stock subject to the option as to which the option is being exercised, and shall be accompanied by full payment of the exercise price of the shares of Common Stock as to which the option is being exercised. Payment of the exercise price shall be made in cash. In the Board or Committee's sole and absolute discretion, the Board or Committee

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         may authorize  payment of the exercise  price to be made, in whole or in part, by such other means as the Board or Committee may prescribe. The Option may be exercised only in multiples of whole shares and no partial shares shall be issued.

                  If the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, the Board or Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to: (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm.

                  Upon receipt of written notice of exercise and payment, the Company shall deliver to the person exercising the option a certificate or certificates for such shares. It shall be a condition to the performance of the Company's obligation to issue or transfer Common Stock upon exercise of this option that the optionee pay, or make provision satisfactory to the Company for the payment of, any taxes (other than stock transfer taxes) which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon exercise.

                  (c) Rights as a Stockholder. A recipient of options shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until such shares have been issued upon the due exercise of the option. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

                  (d) Non-Assignability of Options. No option shall be assignable or transferable by the recipient except by will or by the laws of descent and distribution. During the lifetime of a recipient, options shall be exercisable only by him or during the period he is under legal disability, by his guardian or legal representative.

                  (e) Vesting. The term during which each option may be exercised shall be determined by the Board or Committee. In no event shall a stock option be exercisable more than ten years from the date it is granted. In the case of an Incentive Stock Option granted to a 10% Stockholder (as defined in subparagraph 6(a) hereof), such option, by its terms, shall be exercisable only within five years from the date it is granted.

                  (f) Restrictions as to Incentive Stock Options. To the extent that the aggregate fair market value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any option holder during any calendar year under all plans of the Company and its Affiliates

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         exceeds  $100,000,  the options or portions  thereof which exceed such limit (according to the order in which they were granted) shall be treated as non-qualified stock options.

                  (g)  Securities  Law  Compliance.  The Company may require any option holder, or any person to whom an option is transferred under subparagraph (d) hereof, as a condition of exercising any such option,
         (i) to give written assurances satisfactory to the Company as to the option holder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the option; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of stock.

                  (h) Effect of Termination of Relationship with the Company or an Affiliate or Death. No option shall be exercisable after termination of such holder's relationship with the Company or any Affiliate of the Company as an employee, director or consultant unless such termination occurs by reason of retirement with the consent of the Company, disability (within the meaning of Section 22(e)(3) of the Code) or death. In the event of the retirement of a recipient of options with the consent of the Company, the options or unexercised portions thereof which were otherwise exercisable on the date of retirement shall expire unless exercised within a period of three months after the date of retirement. Option rights shall not be affected by any change of employment as long as the recipient continues to be employed by either the Company or an Affiliate of the Company. In the event of the termination of a recipient's employment due to disability, the options or unexercised portions thereof which were otherwise exercisable on the date of termination shall expire unless exercised within one year after the date of termination pursuant to Section 22(e)(3) of the Code. In the event of the death of a recipient of options while an employee, director or consultant of the Company or an Affiliate of the Company or in the event of the death of the recipient within the three-month period following termination of such relationship by reason of retirement with the consent of the

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         Company,  the  options  which were otherwise  exercisable on the date of termination of such relationship shall be exercisable by his personal representatives, heirs, or legatees at any time prior to the expiration of one year from the date of his death. In no event, however, shall an option be exercisable after 10 years from the date it is granted (five years in the case of an option granted to a 10% Stockholder). In the event that an option holder's relationship with the Company or of any Affiliate of the Company ceases for any reason, including death or retirement, prior to the lapse of the applicable waiting period, his option shall terminate and be null and void. The Board or the Committee may, if it determines that to do so would be in the Company's best interests, provide in a specific case or cases for the exercise of options which would otherwise terminate upon termination of the holder's relationship with the Company or an Affiliate of the Company for any reason, upon such terms and conditions as the Committee determines to be appropriate.

                  (i) Leave of Absence. In the case of a recipient on an approved leave of absence, the Committee may, if it determines that to do so would be in the best interests of the Company, provide in a specific case for continuation of options during such leave of absence, such continuation to be on such terms and conditions as the Committee determines to be appropriate, except that in no event shall an option be exercisable after 10 years from the date it is granted (five years in the case of an option granted to a 10% Stockholder).

                  (j) Dividends; Recapitalization. In the event that dividends payable in Common Stock during any fiscal year of the Company exceed in the aggregate five percent of the Common Stock issued and outstanding at the beginning of the year, or in the event there is during any fiscal year of the Company one or more splits, subdivisions, or combinations of shares of Common Stock resulting in an increase or decrease by more than five percent of the shares outstanding at the beginning of the year, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any options theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price. Common Stock dividends, splits, subdivisions, or combinations during any fiscal year which do not exceed in the aggregate five percent of the Common Stock issued and outstanding at the beginning of such year shall be ignored for purposes of the Plan. All adjustments shall be made as of the day such action necessitating such adjustment becomes effective.

                  (k) Sale or Reorganization. In case the Company is merged or consolidated with another corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of a separation, reorganization or liquidation of the Company, the Board, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provisions for the protection of any outstanding

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         options by the  substitution  on an equitable  basis of  appropriate stock of the Company, or appropriate stock of the merged, consolidated or otherwise reorganized corporation, provided only that any such adjustment shall be subject to the requirements of Section 424 of
         the Code, or (ii) give written notice to recipients   that  their
         options,   which  will  become   immediately exercisable
         notwithstanding any vesting period otherwise prescribed by the Committee, must be exercised within 60 days of the date of such notice or they will be terminated.

                  (l) General Restrictions. Each option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue, transfer or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

         7.       Termination and Amendment of the Plan
                  The Board shall have the right to amend, suspend or terminate the Plan at any time; provided, however, that no such action shall affect or in any way impair the rights of a recipient under any option right or stock award theretofore granted under the Plan; and, provided, further, that unless first duly approved by the holders of Common Stock entitled to vote thereon at a meeting (which may be the annual meeting) duly called and held for such purpose, except as provided in subparagraphs 6(j) and 6(k) hereof, no amendment or change shall be made in the Plan to: (i) increase the total number of shares which may be issued or transferred under the Plan; (ii) change the purchase price hereinbefore specified for the shares subject to options; (iii) extend the period during which options may be granted or exercised under the Plan; (iv) change the designation of employees eligible to receive options or stock awards under the Plan; or (v) modify the Plan in any other way if such modification requires stockholder approval in order for the

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Plan to satisfy the requirements of  Section  422 of the Code or to comply  with the  requirements  of Rule 16b-3 under the Exchange Act.

         8.       Restriction on Sale of Shares
                  Without the written consent of the Company, no stock acquired by an optionee upon exercise of an Incentive Stock Option granted hereunder shall be disposed of by the optionee within two years from the date such Incentive Stock Option was granted, nor within one year after the transfer of such stock to the optionee; provided, however, that a transfer to a trustee, receiver, or other fiduciary in any insolvency proceeding, as described in
Section 422(c)(3) of the Code, shall not be deemed to be such a disposition.
         9.       Miscellaneous
                  (a) The Board shall have the power to accelerate the time at which an option may first be exercised or the time during which an option or any part thereof will vest pursuant to subparagraph 6(e) hereof, notwithstanding the provisions in the option agreement stating the time at which it may first be exercised or the time during which it will vest.
                  (b) Nothing in the Plan or any instrument executed or option granted pursuant thereto shall confer upon any employee, director or optionee any right to continue in the employ of the Company or any Affiliate (or continue to act as a director) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a director of any employee, director or optionee with or without cause.

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         10.      Effective Date of the Plan
                  This Plan shall become effective on the date of its adoption by the favorable vote of the majority of the Board, subject, however, to approval by the stockholders of the Company within 12 months next following such adoption by the Board; and if such approval is not obtained, the Plan shall terminate and any and all options granted during such interim period shall also terminate and be of no further force or effect. The Plan shall, in all events, terminate on September 18, 2005, or such earlier date as the Board of Directors of the Company may determine. Any option outstanding at the termination date shall remain outstanding until it has either expired or has been exercised.

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